UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2026

Rocket One Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

720 Monroe Street, Suite E514

Hoboken, NJ 07030

(Address of principal executive offices, including ZIP code)

(866) 239-7459

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	RKTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

Deadline for Advance Notice Proposals or Nominations

On September 22, 2026, the board of directors (the “Board”) of Rocket One Inc. (the “Company”) set December 17, 2026 as the date for the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”). This date is more than 25 days after the one-year anniversary of the Company’s 2025 annual meeting of shareholders, which was held on August 5, 2025 (the “2025 Annual Meeting”).

In accordance with the Company’s Amended and Restated Bylaws, as amended (as amended, the “Bylaws”), in order for any business to be brought before the 2026 Annual Meeting by a shareholder, such shareholder must notify the Company’s Secretary at Rocket One Inc., 720 Monroe Street, Suite E514, Hoboken, NJ 07030 no later than the close of business on October 5, 2026.

Deadline for Rule 14a-8 Stockholder Proposals

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders who wish to submit proposals for inclusion in the proxy statement for the 2026 Annual Meeting must send such proposals to the Company’s Secretary at Rocket One Inc., 720 Monroe Street, Suite E514, Hoboken, NJ 07030 no later than the close of business on October 1, 2026. Because the date of the 2026 Annual Meeting has changed by more than 30 days from the date of the 2025 Annual Meeting, the deadline for submission of proposals under Rule 14a-8 is a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. The Board only recently determined to change the date of the 2026 Annual Meeting, and this deadline has been set as early as practicable following such determination in order to afford shareholders a meaningful opportunity to submit proposals while preserving sufficient time for the Company to evaluate any such proposals, fulfill its regulatory obligations and finalize its proxy materials. Any proposal received after such date will be considered untimely. Such proposals must comply with Rule 14a-8 of the Exchange Act.

Further, to comply with the universal proxy rules, if a shareholder intends to solicit proxies in support of director nominees submitted under the Bylaws’ advance notice provisions, then the Company’s Secretary must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act no later than October 19, 2026. The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements of the Company’s Bylaws.

All shareholder notices and shareholder proposals must conform to the applicable requirements of the Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission, the Bylaws and other applicable law. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026	Rocket One Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer

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